Exhibit 10.10
THIRD AMENDMENT TO FINANCING AGREEMENT

THIS THIRD AMENDMENT TO FINANCING AGREEMENT (this "Amendment”) is entered into on this 30th day of May 2008, to be effective as of the date hereof (the "Effective Date"), by and between PIZZA INN, INC., a Missouri corporation with a principal place of business at 3551 Plano Parkway, The Colony, Texas 75056 (herein the "Company"), and THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation (the "Lender").

RECITALS

A.           The Company and the Lender have entered into that certain Financing Agreement, dated as of January 23, 2007 (as amended from time to time, the "Financing Agreement").

B.           The Company has requested that Lender amend the Financing Agreement to permit Company to repurchase Company stock in an amount up to $7,000,000.

C.           Pursuant to the terms and conditions of this Amendment, Company and Lender are willing to amend the Financing Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I
Definitions

1.01           Capitalized terms used in this Amendment are defined in the Financing Agreement, as amended hereby, unless otherwise stated.

ARTICLE II
Amendments

2.01           Amendment to Definition of Permitted Distributions. 'Effective as of the Effective Date, Section 1.1 of the Financing Agreement is hereby amended by deleting the reference to "$3,000,000" in the definition of Permitted Distributions and replacing it with a reference to "$7,000,000".

ARTICLE III
Conditions Precedent

3.01           Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender, unless specifically waived in writing by Lender:

(a)           Lender shall have received each of the following, each in form and substance satisfactory to Lender, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Lender:

(i)           This Amendment, duly executed by the Company; and

(ii)           All other documents Lender may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

(b)           The representations and warranties contained herein and in the Financing Agreement and the other documents executed in connection with the Financing Agreement  herein referred to as "Loan Documents"), as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof.

(c)    No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lender.

(d)           All organizational proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender.

ARTICLE IV
Ratifications, Representations and Warranties

4.01        Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Financing Agreement and the other Loan Documents, and,-· except as expressly modified and superseded by this Amendment, the terms and provisions of the Financing Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Company and Lender agree that the Financing Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

4.02        Representations and Warranties.  The Company hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite organizational action on the part of the Company and will not violate the Articles of Incorporation or Bylaws of the Company; (b) the representations and warranties contained in the Financing Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Financing Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; (d) the Company is in full compliance with all covenants and agreements contained in the Financing Agreement and the other Loan Documents, as amended hereby; and (e) the Company has not amended its Articles of Incorporation or its Bylaws since the Closing Date.

ARTICLE V
Miscellaneous Provisions

5.01               Survival of Representations and Warranties.  All representations and warranties made in the Financing Agreement, or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

5.02        Reference to Financing Agreement.  Each of the Financing Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Financing Agreement, as amended hereby, are hereby amended so that any reference in the Financing Agreement and such other Loan Documents to the Financing Agreement shall mean a reference to the Financing Agreement, as amended hereby.

5.03        Expenses of Lender.  As provided in the Financing  Agreement, the Company agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Financing Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender's legal counsel.

5.04        Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.05        Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Lender and Company and their respective successors and assigns, except that Company may neither assign nor transfer any of its rights or obligations hereunder without the prior written consent of Lender.

5.06        Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

5.07        Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by the Company shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

5.08        Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.09        Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5.10        Final Agreement. THE FINANCING AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE FINANCING AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE COMPANY AND LENDER.

5.11        Release.  COMPANY HEREBY ACKNOWLDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. COMPANY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, WHETHER FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, KNOWN IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE COMPANY MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE FINANCING AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first written above.

COMPANY:

PIZZA INN, INC.

LENDER:

THE CIT GROUP/COMMERCIAL SERVICES, INC.

             Name: Charles Alcantar
 Title: Vice-President